OPERATING LEASE AGREEMENT


                                     BETWEEN


                                JEA PROPERTY, LLC


                                       AND


                          DYNAMIC MATERIALS CORPORATION


                    PROPERTY LOCATION: FORT COLLINS, COLORADO




                             DATED: DECEMBER 1, 1998

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                                TABLE OF CONTENTS

                                                                            PAGE

I. PREMISES AND COMMON AREAS...................................................1

II. TERM.......................................................................2
   2.1. INITIAL TERM...........................................................2
   2.2. OPTION TO RENEW........................................................2
   2.3. EFFECT OF DEFAULT ON OPTION............................................2

III. RENT......................................................................2
   3.1. RENT...................................................................2
   3.2. RENEWAL TERM...........................................................3
   3.3. REAL PROPERTY TAXES....................................................3
   3.4. UTILITIES..............................................................4
   3.5. FEES AND OTHER TAXES...................................................4
   3.6. INSURANCE..............................................................4
   3.7. WAIVER OF SUBROGATION..................................................5
   3.8. INDEMNITY..............................................................5
   3.9  EXEMPTION OF LANDLORD FROM LIABILITY...................................5
   3.10. MAINTENANCE AND REPAIR................................................5

IV. USE OF PREMISES............................................................6
   4.1. USE....................................................................6
   4.2. TENANT'S COMPLIANCE WITH LAW...........................................6
   4.3. INSPECTION; COMPLIANCE.................................................6

V.  HAZARDOUS WASTES AND MATERIALS.............................................7
   5.1. HAZARDOUS WASTE AND MATERIAL-INDEMNITY.................................7
   5.2. DUTY TO INFORM LANDLORD................................................7
   5.3. HAZARDOUS SUBSTANCE CONDITIONS.........................................7

VI. [RESERVED].................................................................7

VII. ALTERATIONS...............................................................8
   7.1. ALTERATIONS............................................................8
   7.2. TRADE FIXTURES.........................................................8
   7.3. LIENS PROHIBITED.......................................................8
   7.4  MECHANICS' LIENS.......................................................8

VIII. DESTRUCTION AND EMINENT DOMAIN...........................................9
   8.1. DESTRUCTION............................................................9
   8.2. DAMAGE NEAR END OF TERM................................................9
   8.3. EMINENT DOMAIN........................................................10

IX. ASSIGNMENT AND SUBLETTING.................................................10
   9.1. ASSIGNMENT AND SUBLETTING.............................................10
   9.2. ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING..............11
   9.3. TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING..........11

X. DEFAULT....................................................................11
   10.1. EVENTS OF DEFAULT....................................................11
   10.2. REMEDIES.............................................................12

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XI. SURRENDER OF PREMISES.....................................................13
   11.1. SURRENDER OF POSSESSION..............................................13

XII. MISCELLANEOUS............................................................14
   12.1. TITLE AND QUIET ENJOYMENT............................................14
   12.2. NO WAIVER............................................................14
   12.3. NOTICES..............................................................14
   12.4. HOLDING OVER.........................................................14
   12.5. ATTORNEYS' FEES AND COSTS............................................14
   12.6. CONSTRUCTION.........................................................14
   12.7. SUCCESSION...........................................................15
   12.8. SEVERABILITY.........................................................15
   12.9. FORCE MAJEURE........................................................15
   12.10. RECORDING...........................................................15
   12.11. ARTICLE HEADING.....................................................15
   12.12. ENTIRE AGREEMENT....................................................15
   12.13. NO BROKERS..........................................................15
   12.14. RENT DEFINED........................................................15
   12.15. CUMULATIVE REMEDIES.................................................15
   12.16. CHOICE OF LAW.......................................................15
   12.17. SUBORDINATION; ATTORNMENT; NON-DISTURBANCE..........................15
   12.18. SECURITY MEASURES...................................................16
   12.19. RESERVATIONS........................................................16
   12.20. LANDLORD'S LIABILITY................................................16
   12.21. AMENDMENTS..........................................................16
   12.22. LIMITATION ON LANDLORD LIABILITY....................................17
   12.23  AUTHORIZATION OF LANDLORD...........................................17

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                            OPERATING LEASE AGREEMENT

        THIS OPERATING LEASE AGREEMENT made this 1st day of December, 1998 (this "Lease"), between JEA PROPERTY, LLC, A COLORADO LIMITED LIABILITY COMPANY ("Landlord"), and DYNAMIC MATERIALS CORPORATION, A DELAWARE CORPORATION ("Tenant").

                                   BACKGROUND

        This Lease is being entered into in connection with the transaction contemplated by that certain Asset Purchase Agreement by and among Tenant, as purchaser, and Precision Machined Products, Inc., a Colorado corporation, as Seller, and Richard B. Bellows and Michelle L. Bellows. The Tenant has been granted certain options to acquire the Premises (hereafter defined) pursuant to that certain Option and Right of First Offer Agreement of even date herewith by and between Landlord and Tenant.

                                LEASE OF PREMISES

        Landlord hereby leases to Tenant and Tenant hereby rents from Landlord, subject to the terms and provisions of this Lease, including the General Provisions hereafter set forth and the Exhibits hereafter identified and attached hereto, those certain premises (hereafter "Premises") described on "Exhibit A" attached hereto and made a part hereof. As used in this Lease, reference to the "Premises" shall mean the whole of the building structures, parking areas, landscaping and other improvements, together with all of the land.

                             BASIC LEASE PROVISIONS

        1.     Premises Address:  1017 Smithfield Drive
                                  Fort Collins, Colorado 80524

        2.     Premises Rentable Area:  19,502 square feet

        3.     Basic Annual Rent:  $97,510.00

        4.     Monthly Rental Installments:  $8,125.83

        5.     Initial Term:  Five (5) years.

        6.     Commencement Date: December 1, 1998

        7.     Options to Renew: One (1), five (5) year renewal term

        8. Tenant's Address for Delivery of Notices: 551 Aspen Ridge Drive, Lafayette, Colorado 80026, Attention: President

        9.     Landlord's Address for Payment of Rent and Delivery of Notices:
               2112 Brookwood Drive, Fort Collins, Colorado 80525, Attention:
               Michelle Bellows

                               GENERAL PROVISIONS

                          I. PREMISES AND COMMON AREAS

               PREMISES. The Premises subject to this Lease is Lot 17, Smithfield Addition, Larimer County, Colorado, and all improvements thereon. Landlord represents and warrants that the Premises are in compliance with all applicable federal, state and local laws, rules, regulations and ordinances, including, but not limited to, the


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Americans with Disabilities Act of 1990, where the consequences of any failure to be in such compliance could result in any liability for Tenant in excess of $1,000 in any given calendar year. Tenant accepts the Premises as of the Commencement Date and "WITH-ALL-FAULTS" and Tenant's occupancy of the Premises as of the Commencement Date shall be deemed to constitute acceptance of the Premises and acknowledgment by Tenant that Landlord shall not be required to make any improvements to the Premises, unless such improvements (a) are required as a result of failure of the Premises to be in compliance with any applicable laws, rules, regulations or ordinances and (b) cost, in the aggregate, more than $1,000 in any given calendar year (and Landlord acknowledges that, notwithstanding anything to the contrary in this Lease, Tenant shall have no obligation to correct any such event or circumstance of noncompliance which existed or occurred on or prior to the Commencement Date).

                                    II. TERM

        2.1. INITIAL TERM. The initial term (hereafter "Initial Term") of this Lease as set forth in the Basic Lease Provisions shall commence on the Commencement Date specified in the Basic Lease Provisions.

        2.2. OPTION TO RENEW. Tenant shall have the option to renew the term of the Lease for one (1) renewal period for a term of five (5) years commencing immediately following the expiration of the then current term, such renewal term to be upon all of the terms, conditions, covenants and provisions of the Lease except as provided below. The failure of Tenant to exercise the option for any renewal period in the manner and within the time herein provided shall terminate the rights of Tenant with respect to that renewal period and all subsequent renewal periods, if any.

               Tenant's right to exercise the option to renew the term of the Lease shall be subject to the following conditions:

               (a) Tenant shall be in possession of the Premises and there shall not be an uncured Event of Default (as defined herein) at the time Tenant delivers to Landlord a notice of Tenant's election to renew the term or on the last day of the then current term.

               (b) Tenant shall deliver to Landlord a written notice irrevocably exercising the option to renew the term at least one hundred twenty (120) days before the last day of the Initial Term.

        2.3.   EFFECT OF DEFAULT ON OPTION.

               (a) Tenant shall have no right to exercise the option to renew in
Section 2.2, notwithstanding any provision in Section 2.2 to the contrary: (i) during the time there is an uncured Event of Default.

               (b) The period of time within which an option may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise an option because of the provisions of Paragraph 2.3(a).

               (c) After a permitted assignment of the entire Premises, this Lease pursuant to Article IX hereof if Tenant is released of liability hereunder, all rights of Tenant under the provisions of an option shall terminate and be of no further force or effect.

                                    III. RENT

        3.1. RENT. Tenant shall pay to Landlord the Basic Annual Rent for the Premises specified in the Basic Lease Provisions, in equal monthly installments on the first (1st) day of each calendar month, in advance, without notice, demand, abatement, deduction or set-off. Rent for any period less than a full calendar month shall be pro-rated on a per diem basis. Upon execution of this Lease, Tenant shall pay to Landlord the pro rata portion of the Rent between such date and the end of the current month.

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        3.2.   RENEWAL TERM. At the beginning of the renewal term of this Lease, the Basic Annual Rent shall be adjusted, and Tenant shall pay to Landlord during the entire renewal term, as Annual Rent, an amount which shall be equal to the then Market Rent (as defined herein) for the Premises; provided, however, such Basic Annual Rent shall not be less than the Basic Annual Rent in effect immediately prior to the commencement of the renewal term. The Market Rent for the Premises shall be determined by agreement of Landlord and Tenant in writing attached as a supplement to this Lease arrived at no later than one hundred fifty (150) days prior to the expiration of the current term. If Landlord and Tenant cannot so agree on the Market Rent within twenty (20) days thereafter and if Tenant has timely exercised its option to renew, Landlord and Tenant shall each appoint and compensate an industrial real estate broker with at least five
(5) years experience and familiarity with the Larimer County, Colorado commercial and industrial real estate values and rents. The two brokers if appointed shall attempt within thirty (30) days thereafter to determine the fair market rent ("Market Rent") and advise both Landlord and Tenant of such determination. If either Landlord or Tenant is dissatisfied with the rent as determined by the said brokers or if the brokers fail to determine a Market Rent within the specified thirty (30) day period, the Market Rent shall be determined by an M.A.I. appraiser selected by said brokers, or if said brokers cannot agree on the identity of the M.A.I. appraiser within ten (10) days after notice from Landlord and Tenant, Landlord and Tenant shall within ten (10) days thereafter appoint an M.A.I. appraiser, which appraiser shall determine the Market Rent of the Premises. The determination of Market Rent shall be based upon the five-year rental rate paid for comparable buildings and improvements located within the commercial rental market in which the Premises are located and shall take into account the improvements to the buildings installed and owned by Landlord. If the parties cannot agree upon the identity of the appraiser within ten (10) days after the date on which the Landlord and Tenant were to have agreed upon the identity of the appraiser, the appraiser shall be selected by Tenant from a list of three (3) Colorado M.A.I. appraisers provided by Landlord within thirty (30) days thereafter, or selected unilaterally by Tenant if Landlord fails to provide such list in a timely manner. The appraiser's opinion of Market Rent shall be binding as to the Market Rent of the Premises. All appraisers hereunder shall have been an M.A.I. appraiser in Colorado for at least five (5) years. Each party shall pay one-half of the fee of the appraiser. The appraisal shall be completed within thirty days of request of the appraisal.

        3.3. REAL PROPERTY TAXES. Tenant shall reimburse Landlord for all Real Property Taxes assessed against the Premises, and payable with respect to any period, during the term of the Lease paid by Landlord; provided that Tenant's share of Real Property Taxes which first become due during the term hereof shall be prorated on a per diem basis such that Tenant shall only be responsible for the proportionate share of such Real Property Taxes attributable to the period Tenant had occupancy rights hereunder. Tenant shall pay such amounts to Landlord within thirty (30) days following written demand from Landlord, which demand must include to be deemed valid hereunder true and accurate bills for all Real Property Taxes for which reimbursement is sought. As used herein, the term "Real Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy, or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including, any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal interest of Landlord in the Premises or in the real property of which the Premises are a part. Landlord represents that it has provided Tenant with true and accurate copies of all bills for Real Property Taxes for the past twelve
(12) months and that there are no pending special assessments or increased assessments or other pending new or increased costs of which are defined as Real Property Taxes hereunder of which notice has been sent to the Premises or to Landlord or of which Landlord has otherwise become aware. Notwithstanding anything contained herein to the contrary, Tenant shall not be obligated to pay any portion of any special assessment, bond or other tax-related obligation that is payable with respect to any period after the term of this Lease has expired. If Tenant desires to contest the validity of any taxes or assessments for which Tenant is ultimately responsible, Tenant may do so without being in default under its obligation to pay taxes and assessments, provided Tenant institutes appropriate legal proceedings to contest the validity of the tax or assessment. Tenant shall prevent the sale of any tax certificate or the Premises or any property subject to the tax lien by reason of nonpayment of the tax or assessment being contested in such legal proceedings. If Tenant fails to prevent any such sale, Tenant shall deposit with Landlord at least thirty (30) days before the contested tax or assessment would become delinquent for nonpayment (or within ten (10) days of

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dissolution of the injunction), an amount which is sufficient to pay in full the contested tax or assessment, including, without limitation, all penalties and court costs if the adjudication in such proceedings should be adverse to Tenant. Landlord shall have the right to make any such payment; provided, however, Landlord shall refund to Tenant any portion of the deposit retained by Landlord which shall be determined by the court not to be due to the taxing authorities on account of such taxes, penalties or costs. Landlord shall not be obligated to incur any expense in connection therewith unless Tenant agrees to reimburse Landlord for such expenses.

        3.4. UTILITIES. Tenant shall be solely responsible for and shall timely pay all fees and charges for heat, water, gas, electricity, janitorial, telephone, trash, sewer and any other utilities whatsoever and any taxes thereon charged to, used or consumed on or in connection with the Premises by Tenant during the Lease Term. Landlord represents and warrants that water, gas, electrical and sewer are available and serving the Premises and Landlord is not aware of any fact or condition which exists which might now or in the future make such utilities unavailable.

        3.5 FEES AND OTHER TAXES. Tenant shall pay, when due, any and all licenses fees and all other taxes imposed against Tenant in connection with the business conducted by Tenant on the Premises. Tenant shall further pay, any and all taxes upon personal property owned by Tenant and located upon or appurtenant to the Premises.

        3.6. INSURANCE. Tenant shall procure and maintain in force at all times during the term of this Lease:

               (a) fire, windstorm, flood (if the Premises is in a 500-year flood zone as designated by FEMA or flood insurance is available) and extended coverage in the minimum amount of the full replacement value of all buildings and improvements (other than foundation) constructed or installed on the Premises (insuring Landlord, Landlord's mortgagee, if any, and Tenant, as their interests may appear), for protection against loss or damage by fire, windstorm, and other hazards ordinarily included in the definition of "extended coverage" and "all risks" as such terms are used in the insurance trade.

               (b) comprehensive general liability, property damage and bodily injury insurance, naming Landlord (and Landlord's mortgagee, if any as additional insureds) against liability occasioned by any accident, injury or damage offered or occurring on or about the Premises or any appurtenance thereto. Each liability policy shall be for the minimum amount of $2,000,000.00 combined single limit coverage per accident.

               (c) workers' compensation insurance in the amounts required by law.

               (d) all insurance required under this Lease shall be written with insurance companies having a Best Rating of no less than A-1, which are authorized to do business in the State of Colorado. The cost of all premiums on the policies shall be paid by Tenant. The policies shall contain a clause that the insurer will not cancel or change the insurance coverage without first giving Landlord thirty (30) days' prior written notice. Tenant shall furnish Landlord a certificate of insurance for each such policy prior to the Initial Term and at least ten (10) days prior to the expiration date of each such policy.

               (e) any insurance provided for in this section may be accomplished by a policy or policies of so called "blanket" insurance; provided, however, that the amount of the total insurance allocated to the Premises shall be such as to furnish in protection the equivalent of separate policies in the amounts herein required, and provided, further, that in all other respects, any such policy or policies shall comply with this Lease. In any such case, it shall not be necessary to deliver the original of any such blanket policy to Landlord, but Landlord shall be furnished with a certificate of insurance.

        3.7. WAIVER OF SUBROGATION. Each party to this Lease hereby waives, releases and discharges each other from all liability or right of recovery against the other by subrogation or otherwise of any loss or damage due to the act or neglect of the other party concerning the Premises, to the extent such damage was covered by any policy of insurance maintained by the injured party or which would have been covered by any policy of insurance which the injured party is required to maintain under this Lease even though such liability or damage may have

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been occasioned by the negligence of either of the parties. Each party to this
Lease hereby expressly agrees to notify its insurance carrier of the mutual waivers contained in this paragraph and to have its policies endorsed as necessary to prevent invalidation of coverage due to such waivers. This Section
3.7 shall not apply to claims made by either party against the other under Sections 4.1 or 5.1.

        3.8. INDEMNITY. Tenant shall indemnify, protect, defend and hold harmless the Premises, Landlord and its agents, servants, employees, partners and lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, reasonable attorney's and reasonable consultant's fees, expenses and/or liabilities to the extent such item arises out of or involves the occupancy of the Premises by Tenant, the conduct of Tenant's business, any act, omission or neglect of Tenant, its agents, contractors, employees or invitees, and out of any default or breach by Tenant in the performance in a timely manner of any obligation on Tenant's part to be performed under this Lease, or arises out of or results from the negligence or willful misconduct of Tenant, unless any such liability is caused by reason of the affirmative negligence or willful misconduct of Landlord. Landlord will indemnify and hold harmless Tenant and its agents, servants, employees, partners and lenders from and against all claims, demands and/or damages, costs, liens, judgments, penalties, permits, reasonable attorney's and reasonable consultant's fees, expenses and/or liabilities to the extent such items arise out of or involve the affirmative negligence or willful misconduct of Landlord or breach of this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not litigated and/or reduced to judgment whether or not at trial or on appeal, whether or not in bankruptcy, arbitration, mediation or other adversarial procedure, and whether well founded or not. In case any action or proceeding be brought by reason of any of the foregoing matters for which Landlord is entitled to be indemnified by Tenant, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord and Landlord shall cooperate with Tenant in such defense. Landlord need not have first paid any such claim in order to be so indemnified. In case any action or proceeding be brought by reasons of any of the foregoing matters for which Tenant is entitled to be indemnified by Landlord, Landlord upon notice from Tenant shall defend the same at Landlord's expense by counsel reasonably satisfactory to Tenant and Tenant shall cooperate with Landlord in such defense. Tenant need not have first paid any such claims in order to be so indemnified.

        3.9 EXEMPTION OF LANDLORD FROM LIABILITY. Except as otherwise provided in Section 3.8 above, Landlord shall not be liable for injury or damage to the person or goods, wares, merchandise or other property, of Tenant, Tenant's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not.

        3.10. MAINTENANCE AND REPAIR. As its sole responsibility with respect to the maintenance and repair of the Premises, Landlord shall, at its sole cost, repair and maintain in good order and condition, the foundation, roof, the structural components of the Premises, including structural aspects of subfloors and any replacement of structural improvements. Other than Landlord's obligations set forth in the preceding sentence, Tenant shall pay ordinary repair and maintenance expenses related to and shall maintain in good operating condition the Premises and the equipment of Landlord situated upon or appurtenant to the Premises (including without limitation, all air conditioning, ventilating, heating, plumbing, sprinkler and alarm systems and electrical equipment). Although Landlord shall be solely responsible for the replacement of the roof hereunder, Tenant agrees to conduct routine inspections of the roof and perform routine, normal maintenance of the roof. All other ordinary maintenance and repairs of the Premises including, without limitation, parking lots, sidewalks, landscaping, interior and exterior painting, glass, carpeting, floor tiles, carpet and lighting fixtures shall be completed and paid for by Tenant. "Ordinary maintenance and repair" shall not be considered to include replacement of any structural or capital improvement to the Premises; provided, however, Tenant shall pay that prorata portion of the cost of replacement of any capital equipment or parts thereof that is attributable to the life of such asset during the remaining current

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term of this Lease. If the Tenant renews the term of the Lease as provided herein, Tenant shall then reimburse Landlord for the cost of such capital equipment expenditures attributable to the life of such capital equipment expenditure during such renewal term. "Structural or capital improvements" shall mean those capital improvements that have a useful life - in excess of 5 years for federal income tax purposes.

                               IV. USE OF PREMISES

        4.1. USE. The Premises may only be used for the uses for which the building is currently used, or such other uses that do not place a greater burden on the building than do such current use. Any other use must be approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed. Tenant's use of the Premises shall be in full compliance with all federal, state and local statutes, ordinances, rules, regulations and laws applicable to the Premises, except where the consequences of failure to be in such compliance would not result in any material liability for Tenant or Landlord. Tenant shall not maintain any item or do anything or permit anything to be done in or about the Premises which would invalidate or make insurance unobtainable.

        4.2. TENANT'S COMPLIANCE WITH LAW. Tenant shall, at Tenant's sole cost and expense, fully, diligently and in a timely manner, comply with all applicable laws, which term is used in this Lease to include all federal, state and local laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, and the requirements of any applicable fire insurance underwriter or rating bureau, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any hazardous substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy. Tenant shall, within fifteen (15) days after receipt of Landlord's written request, at Landlord's cost (which amount Landlord shall pay on demand) provide Landlord with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates in Tenant's possession, evidencing Tenant's compliance with any applicable law specified by Landlord, and shall immediately upon receipt, notify Landlord in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving default or failure by Tenant or the Premises to comply with any applicable law.

        4.3. INSPECTION; COMPLIANCE. Landlord and Landlord's lender shall have the right following twenty-four (24) hours prior written notice to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Tenant with this Lease and all applicable laws, and to employ experts and/or consultants in connection therewith and/or to advise Landlord with respect to Tenant's activities, including but not limited to the installation, operation, use, monitoring, maintenance or removal of any hazardous substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the Landlord. Landlord agrees that any such entries and all such inspections shall be conducted at a time and in a manner which minimizes to the extent possible disruption of Tenant's operations.

                        V. HAZARDOUS WASTES AND MATERIALS

        5.1. HAZARDOUS WASTE AND MATERIAL-INDEMNITY. Tenant shall not cause or permit any Hazardous Waste or Material (hereafter defined) to be brought upon, kept or used in or about the Premises by Tenant, or employees, agents, contractors, licensees or invitees of Tenant except in compliance in all material respects with applicable law. Without limiting the foregoing, if the presence of any Hazardous Waste or Material on the Premises is caused by Tenant and results in any contamination of the Premises, Tenant shall promptly take all actions at Tenant's sole cost and expense as are necessary, to return the Premises to the condition existing prior to the introduction of any Hazardous Waste Material to the Premises by Tenant subsequent to the commencement of the Lease.

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

        As used herein, the term "Hazardous Waste or Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of Colorado or the United States Government. The term "Hazardous Waste or Material" includes, without limitation, any material, waste or substance that is (i) defined as "hazardous substance" under any federal, state or local law, ordinance or regulation, (ii) petroleum,
(iii) asbestos, (iv) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. ss.l 321), (v) defined as a "hazardous waste" pursuant to ss.l 004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. ss.6901, et seq. (42 U.S.C. ss.6903), (vi) defined as a "hazardous substance" pursuant to ss.l 01 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.9601, et seq., the Toxic Substances Control Act, 15 U.S.C. ss.2601, et seq.; the Clean Air Act, 42 U.S.C. ss.7401, et seq.; the Clean Water Act, 33 U.S.C. ss.1251, et seq.; or (vii) defined as a "regulated substance" pursuant to subchapter IX, Solid Waste Disposal Act (regulation of underground storage tanks), 42 U.S.C. ss.6991, et seq.

        5.2. DUTY TO INFORM LANDLORD. Tenant shall immediately give written notice to Landlord that a hazardous substance, or a condition involving or resulting from same, has come to be located in, on, under or about the Premises, other than as previously consented to by Landlord or as used by Tenant in the operation of its business in the Premises in compliance with applicable laws. Tenant shall also immediately give Landlord a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any hazardous substance or contamination in, on, or about the Premises, including but not limited to, all such documents as may be involved in any installation or use of any above or below ground storage tank or the general possession, storage, use, transportation or disposal of a Hazardous Waste or material that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with any governmental authority, involving the Premises.

        5.3. HAZARDOUS SUBSTANCE CONDITIONS. Tenant shall indemnify and hold harmless Landlord, its partners, affiliates and agents from and against any damages, claims, judgments, fines, penalties, costs, liabilities (including sums paid in settlement of claims) or loss including reasonable attorneys' and paralegals' fees, reasonable consultants' fees, reasonable expert fees incurred as a direct result of Tenant's use, handling, generation, treatment, storage, disposal, other management or release of any hazardous substance at or from the Premises during the term of the Lease, whether or not Tenant has acted negligently with respect to such hazardous substance. This indemnity shall survive the expiration or earlier termination of this Lease.

                                 VI. [RESERVED]

                                VII. ALTERATIONS

        7.1. ALTERATIONS. Tenant shall in no event make or permit to be made any alteration, modification, substitution or other change of any nature to the mechanical, electrical, plumbing, HVAC and sprinkler systems within or serving the Premises other than ordinary repairs in accordance with Section 3.10. Tenant shall not make or permit any other improvements, alterations, fixed decorations, substitutions or modifications, structural or otherwise, to the Premises or the Building, which have a cost of $20,000 or more in any case ("Alterations") without the prior written approval of Landlord which approval will not be unreasonably withheld. Landlord's approval shall include the conditions under which acceptable Alterations may be made. Alterations shall include, but not be limited to, the installation or modification of carpeting, walls, partitions, counters, doors, shelves, lighting fixtures, hardware, locks, ceiling, window and wall coverings. All Alterations shall be based on complete plans and specifications prepared and submitted by Tenant to Landlord for approval, except in the instance of cosmetic changes, such as painting and carpeting, in which case Tenant shall provide Landlord with samples showing colors, styles, etc. All Alterations shall be made at Tenant's sole cost. Tenant shall be responsible for the cost of any additional improvements within the Premises required by the Americans with Disabilities Act of 1990 as a result of Tenant's Alterations.

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               If Tenant makes any Alterations without the prior consent of
Landlord, then, in addition to Landlord's other remedies, Landlord may correct or remove such Alterations and Tenant shall pay the cost thereof, as additional rent, on demand.

               All Alterations, (a) shall immediately become the property of Landlord and (b) shall remain upon and be surrendered to Landlord with the Premises as a part thereof at the end of the term of the Lease. Notwithstanding the foregoing, Landlord may, upon notice to Tenant at the time approval of any Alternations is made, elect that any Alternations be removed at the end of the Term, and thereupon, Tenant shall, at Tenant's sole expense, cause such Alterations to be removed and restore the Premises to its condition prior to the making of such Alterations, reasonable wear and tear excepted. In the event Tenant fails to cause such Alterations to be removed, Landlord may do so at Tenant's sole expense. Tenant shall promptly reimburse Landlord, as additional rent, for the cost of such work, which reimbursement obligation shall survive termination of the Lease.

        7.2. TRADE FIXTURES. Trade fixtures, equipment and other personal property which are installed in the Premises by Tenant shall remain the property of Tenant, and, providing Tenant is not in default under this Lease, they may be removed by Tenant at any time during the term of this Lease provided that Tenant promptly repairs all damages resulting from the installation or removal and fully restores the Premises.

        7.3. LIENS PROHIBITED. Tenant shall pay all costs for the work done by or for Tenant on the Premises and Tenant shall keep the Premises free and clear of all liens of whatever kind or nature on account of work done by or for Tenant. Tenant shall indemnify, save and hold Landlord and the Premises harmless against any liability, loss, damage, cost, attorneys' fees and all other expenses on account of any such lien.

        7.4 MECHANICS' LIENS. Tenant shall indemnify Landlord against any loss or expenses incurred as a result of the assertion of any lien by materialmen, contractors, artisans, mechanics and laborers and other persons contracting with Tenant with respect to the Premises or any part thereof. In the event Tenant fails to have any such lien released as an encumbrance on the Premises within ninety (90) days of assertion of any such lien or claim of lien, then, in addition to its other remedies specified in this Lease, Landlord shall have the right to discharge the lien claimed to bond or other security permitted by law and in any such event, Tenant shall pay all costs so incurred by Landlord immediately upon demand therefor. Tenant shall advise all persons furnishing designs, labor, materials or services to the Premises in connection with Tenant's improvements thereof, of the provisions of this Article.

                      VIII. DESTRUCTION AND EMINENT DOMAIN

        8.1.   DESTRUCTION.

               (a) NOTICE. If the Premises, or any material part thereof, should be destroyed or damaged by fire or other casualty, Tenant shall immediately deliver written notice thereof to Landlord.

               (b) TERMINATION. If the Premises should be destroyed by fire or other casualty, and it should be so damaged that rebuilding or repairs cannot be completed within one hundred twenty (120) days after the date of such damage, Tenant, by written notice to Landlord within ten (10) days of Tenant's receipt of a written estimate of repair/rebuilding that states the Premises are totally destroyed and that rebuilding or repair cannot be completed in one hundred twenty (120) days after the date of damage or loss, may terminate this Lease effective as of the date of such damage or loss. If the Premises are destroyed or damaged to the extent of 10% or more of the full replacement cost from a cause not insured against or required to be insured against, or if insurance proceeds are otherwise unavailable for reconstruction due to the action of Landlord, or Landlord's lender, Tenant shall have the right to terminate this Lease by written notice to Landlord within 10 days of notice to Tenant of the unavailability of insurance proceeds.

               (c) REBUILDING. If the Premises should be damaged by fire or other casualty, but not to such an extent that rebuilding or repairs cannot be completed within one hundred twenty (120) days after the date of

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

such damage, or if Tenant shall not have elected to terminate this Lease pursuant to subparagraph 8.1(b) hereof, this Lease shall not terminate, but Tenant shall proceed with all reasonable diligence to rebuild and repair the Premises to substantially the condition in which they existed prior to such damage to the extent insurance proceeds are available therefor. All sums required in excess of insurance proceeds shall be contributed by Landlord. If the Premises are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which they are untenantable shall be reduced by the percentage of untenantable space.

               (d) APPLICATION OF PROCEEDS. In the event of a casualty pursuant to Article 8 herein for which proceeds are payable to Landlord or Tenant for the loss of or damage to the Premises, the proceeds shall be paid to Landlord and, if Tenant is required to repair or restore the Premises as a result of the casualty, Landlord shall administer the casualty proceeds in accordance with the terms and provisions of this subsection.

               So long as Tenant is rebuilding or repairing the Premises, the insurance proceeds paid as a result of the casualty shall be held by Landlord, and shall be disbursed by the Landlord to Tenant to pay for restoration of the Premises when and in such phases as such restoration and repair has been completed in accordance with the standard of the construction industry for comparable buildings; provided, however, until final payment, Landlord shall always maintain a balance equal to the lesser of (a) the full contracted or estimated cost of repair and restoration or (b) 110% of the higher of the then remaining estimated or contracted cost of completion of the repairs and restoration of the Premises.

               As long as Tenant is working to restore and repair the damage, any interest accruing on such funds shall inure to the benefit of Tenant to be applied to restoring the Premises.

               In addition, in the event of casualty damage during the term of this Lease, if the Premises is not restored, then, all proceeds shall be paid to Landlord and Tenant shall not have any claim thereto. The provisions of this section shall survive termination or expiration of this Lease.

        8.2. DAMAGE NEAR END OF TERM. If at any time during the last one hundred eighty (180) days of the term of this Lease there is damage to the Premises, either party may terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to the other party of such party's election to do so.

        8.3. EMINENT DOMAIN. If, during the term hereof, there is any taking of all or any part of the Premises or other improvements on the Premises, or any interest in this Lease, by condemnation or by private purchase in lieu of condemnation, the rights and obligations of the parties shall be determined as set forth below:

               (a) TOTAL TAKING. If any legally constituted authority condemns the entire Premises or such portion thereof which makes the Premises unsuitable for the purposes for which it was leased, this Lease shall cease when the public authority takes possession and rentals shall be adjusted as of that date. Except as provided herein, the entire compensation award shall belong to Landlord; provided, however, that Tenant may make a separate claim with the condemning authority for the value of its property, for moving and relocation expenses, and for other damage suffered by Tenant, if such claim does not reduce or adversely affect the amount of Landlord's award. Tenant shall have no claim against Landlord arising out of the taking or condemnation or arising out of any cancellation of this Lease as a result thereof.

               (b) PARTIAL TAKING. In the event of a partial taking of the Premises or other improvements on the Premises, and this Lease is not canceled pursuant to the terms hereof, then this Lease shall terminate only as to the part so taken as of the date of the taking. If the Tenant's use of the Premises is materially affected by the condemnation, the rents payable hereunder by the Tenant shall be reduced in proportion as the square footage of the leased area so taken bears to the total square footage existing before such taking. In the event of such partial taking, Landlord shall be entitled to any and all awards and payments, except Tenant may assert a separate claim with the condemning authority for the value of its property, for moving and relocation expenses, and for other damage suffered by Tenant, if such claim does not reduce or adversely affect the amount of Landlord's award.

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

Landlord, to the extent possible, and to the extent of proceeds of any award, shall promptly restore to a condition compared to its condition immediately prior to such taking.

                          IX. ASSIGNMENT AND SUBLETTING

        9.1. ASSIGNMENT AND SUBLETTING. Tenant shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber or sublet all or any part of Tenant's interest in this Lease or in the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld and shall be delivered not less than ten (10) days following Tenant's written request. Failure of Landlord to respond within ten
(10) days shall be deemed Landlord's consent. Landlord reserves the right to refuse to give such consent unless Tenant remains fully liable during the unexpired term of this Lease. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the requirement to obtain Landlord's consent to subsequent assignments or sublettings. Each assignee shall, by taking possession of the Premises, be deemed to have expressly assumed all obligations of Tenant under this Lease and shall remain jointly and severally liable with Tenant for the fully and timely performance of this Lease. Notwithstanding the foregoing, Tenant shall have the right, without attaining Landlord's consent, but with at least twenty (20) days prior notice to Landlord, to assign this Lease to any entity which controls, is controlled by or is under common control with Tenant, or to any entity which acquires all or substantially all of the assets of Tenant. Upon any such assignment Tenant shall no longer be liable under this Lease if the assignee has a net worth at least equal to the greater of (i) the net worth of the Tenant as of the date of this Lease, or the net worth of the Tenant on the date of such assignment. Tenant shall provide evidence of the net worth of the Tenant and the proposed assignee as of the time of proposed assignment in the notice to Landlord required hereunder.

               In the event Tenant assigns this Lease or sublets the Premises, such that Tenant receives rent in excess of the amount required to be paid by Tenant to Landlord pursuant to the terms of this Lease, 50% of the net excess rent received by Tenant during the initial five year term of this Lease shall be paid to Landlord within ten (10) days of receipt by Tenant, and thereafter, 100% of the net excess rent shall be paid to Landlord within ten (10) days of receipt by Tenant.

        9.2. ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. In the event of any permitted assignment or sublease, Landlord shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease. No sublessee shall further assign or sublet all or any part of the Premises without Landlord's prior written consent.

        9.3.   TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

               (a) Regardless of Landlord's consent, any assignment or subletting shall not be effective without the express written assumption by such assignee or sublessee of the obligations of Tenant under this Lease, or releases Tenant of any obligations hereunder.

               (b) Except as otherwise set forth herein, neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent or performance shall constitute a waiver or estoppel of Landlord's right to exercise its remedies for the default or breach by Tenant of any of the terms, covenants or conditions of this Lease.

               (c) The consent of Landlord to any assignment or subletting shall not constitute a consent to an, subsequent assignment or subletting by Tenant or to any subsequent or successive assignment or subletting by the sublessee.

               (d) In the event of any default or breach of Tenant's obligations under this Lease, Landlord may proceed directly against Tenant any guarantors or anyone else responsible for the performance of the Tenant's obligations under this Lease, including the sublessee, without first exhausting Landlord's remedies against any other person or entity responsible therefor to Landlord, or any security held by Landlord or Tenant.

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

               (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Landlord's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any. Tenant agrees to provide Landlord with such other or additional information and/or documentation as may be reasonably requested by Landlord.

               (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Landlord, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Tenant during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Landlord has specifically consented in writing.

                                   X. DEFAULT

        10.1. EVENTS OF DEFAULT. Time is of the essence of this Lease. The occurrence of any of the following events shall constitute an Event of Default of this Lease by Tenant:

               (a) Tenant fails to pay any installment of rent within five (5) days of receipt by Tenant of a written demand therefor from Landlord, together with a late payment fee equal to 5% of the rent due with respect to any rent due concerning which Landlord gave the requisite 5-day notice of nonpayment after the third such notice of non-payment in any calendar year;

               (b) Tenant fails to pay any other sum payable under this Lease within five (5) days after written demand therefor is delivered to Tenant;

               (c) The default by Tenant in the performance of any of Tenant's covenants, agreements or obligations hereunder (excluding a default in the payment of rent or other monies due) which continues for (30) days after written notice thereof is delivered to Tenant by Landlord unless the cure will take longer than thirty (30) days and Tenant has begun the cure within said thirty
(30) days and Tenant pursues said cure with due diligence and said cure is accomplished within a reasonable time from such notification;

               (d) A general assignment by Tenant for the benefit of creditors;

               (e) The filing of a voluntary petition in bankruptcy by Tenant, the filing of a voluntary petition for an arrangement, the filing of a voluntary or involuntary petition for reorganization or the filing of an involuntary petition by Tenant's creditors which remains undischarged for a period of sixty
(60) days;

               (f) Tenant is the subject of a receivership, attachment or other judicial seizure of substantially all of Tenant's assets on the Premises, such attachment or other seizure remaining undismissed or undischarged for a period of sixty (60) days after the levy thereon; or

               (g) Tenant has not occupied the Premises during at least thirty
(30) continuous days during the prior twelve (12) months, or Landlord is unable to reasonably procure fire and extended coverage insurance on the Premises due to the vacancy of the Premises.

        10.2.  REMEDIES.

               (a) During the continuation of an Event of Default, Landlord shall have the right, at its election, to cancel and terminate this Lease and remove all persons and property therefrom by summary proceedings; provided, however, that any such termination of this Lease shall be at the option or election of the

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

Landlord only, and such termination and cancellation shall not take effect unless the Landlord elects in writing that it shall.

               (b) During the continuation of an Event of Default, in the event the Tenant abandons the Premises, then without waiving its right to accelerate, Landlord shall have the right to re-lease the Premises, or portions thereof, for the Tenant's account, for such periods of time and at such rentals, for such use and upon such covenants and conditions as Landlord may reasonably elect, applying the net rentals or avails of such letting first to the payment of Landlord's expenses in dispossessing the Tenant and the costs or expenses of making such reasonable repairs in the Premises as may be necessary in order to enable the Landlord to release the same, and to the payment of any brokerage commissions or other necessary expenses of the Landlord in connection with such releasing, and the balance, shall be applied by the Landlord from time to time, but in any event no less than once a month, on account of the payment due or payable, the Tenant hereunder, if any, with the right reserved to the Landlord to bring such action or proceedings for the recovery of any deficits remaining unpaid as it may deem advisable from time to time, without being obliged to await the end of the term hereof for a final determination of the Tenant's account.

               The commencement or maintenance of any one or more actions shall not bar the Landlord from bringing other or subsequent actions for further accruals pursuant to the provisions of this paragraph. Any balance remaining, however, after full payment and liquidation of the Landlord's accounts as aforesaid, shall be paid to the Tenant from time to time with the right reserved to the Landlord at any time to give notice in writing to the Tenant of Landlord's election to cancel and terminate this Lease and all of the Tenant's obligations hereunder, and upon the giving of such notice and the simultaneous payment by Landlord to Tenant of any credit balance in Tenant's favor that may at the time be owing, it shall constitute a final and effective cancellation and termination of this Lease and the obligations hereof on the part of either party to the other.

               (c) In the event of the termination of this Lease by Landlord because of Tenant's default, Landlord shall, notwithstanding any other provisions of this Lease, be entitled to recover from Tenant as damages and not as a penalty, an amount equal to all amounts reasonably incurred by Landlord in recovering possession and leasing the Premises (and reasonable renovations or repairs to same in order to lease the Premises), including, without limitation, all broker's fees and commissions.

               (d) Landlord may also pursue such other remedies as may be allowed by law or equity, and all such rights and remedies, whether expressly stated above or whether available at law or in equity, shall be deemed separate and cumulative and no one remedy shall be deemed to be exclusive of any such other remedy.

               (e) Notwithstanding anything to the contrary herein, it is agreed that wherever it is provided in this Section that this Lease shall terminate, the same shall be deemed and construed to mean that such termination shall be at the option or election of Landlord only, and that such termination and cancellation shall not take effect unless Landlord elects in writing that it shall.

               (f) Tenant covenants and agrees that Tenant will pay in addition to the rents and other sums agreed to be paid hereunder, all reasonable sums and expenses incurred by Landlord in enforcing, defending or interpreting its rights hereunder, including without limitation, all reasonable advertising and leasing fees, all court costs, all reasonable attorneys' and paralegals' fees (whether incurred out of court, at trial, on appeal, or in bankruptcy or administrative proceedings), all reasonable collection costs and fees charged by third parties in connection with Landlord's enforcement, defense or interpretation of its rights hereunder.

               (g) Tenant acknowledges and agrees that if Tenant defaults in the payment of any money due to Landlord under the terms of this Lease, then from and after the date of such default until such amount has been paid, all sums due to Landlord hereunder shall bear interest at 15% per annum. In addition, if Tenant fails to pay any taxes, assessments, or any other payments required to be paid by Tenant hereunder (other than amounts payable as rents), Landlord may, on behalf of Tenant, make any such payment or payments, and Tenant covenants thereupon to reimburse and pay Landlord as additional rent within ten (10) days of Landlord's demand therefor,

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

any amount so paid and expended, with interest thereon at 15% per annum from the date of the payment made by Landlord until such amount is paid by Tenant to Landlord.

               (h) Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove for and obtain, in proceedings for the termination of this Lease by reason of bankruptcy or insolvency, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

               (i) If Tenant fails to pay any taxes, assessments, insurance premiums or any other payments required to be made hereunder or to any third party holder of a secured interest in Tenant's leasehold or leasehold improvements or to perform any of its obligations herein, then, in addition to any other remedies available to Landlord, Landlord may, on behalf of Tenant (without any obligation to do so), make any such payment or payments, or perform such acts on Tenant's behalf, and Tenant covenants thereupon to reimburse and pay Landlord any amount so paid and expended (together with interest thereon at 15% per annum), within ten (10) days of Landlord's demand therefore.

                            XI. SURRENDER OF PREMISES

        11.1. SURRENDER OF POSSESSION. Upon the expiration or earlier termination of this Lease and subject to the terms and conditions hereof, Tenant shall surrender the Premises to Landlord in as good order and condition as the same are at the Commencement Date of this Lease or hereafter improved by Landlord or Tenant, reasonable wear and tear excepted. Tenant shall, without expense to Landlord, remove from the Premises all debris, rubbish and property which Tenant has the right to remove from the Premises under the terms of this Lease. Tenant shall leave the Premises in "broom clean" condition.

                               XII. MISCELLANEOUS

        12.1. TITLE AND QUIET ENJOYMENT. Landlord warrants and represents to Tenant that as of the Commencement Date it has good title to the Premises, free and clear of all other possessory claims or interests and the Premises. Landlord agrees that Tenant, upon paying the rent and other sums payable by Tenant under this Lease and performing the other obligations of Tenant as set forth in this Lease, shall quietly have, hold and enjoy the Premises during the term hereof.

        12.2. NO WAIVER. The failure of Landlord or Tenant to seek redress for a breach of this Lease or to insist upon the strict performance of any covenant or condition of this Lease shall not be deemed a waiver of such breach or of any future similar breach, and the waiver by Landlord or Tenant of any breach shall not be deemed a waiver of any past, present or future breach of the same or any other term, covenant or condition of this Lease.

        12.3. NOTICES. Whenever any notice, approval, consent, request or election is given or made pursuant to this Lease, it shall be deemed delivered when it is in writing and delivered personally, via facsimile or overnight courier, or deposited in the United States mail, postage prepaid, certified or registered mail, return receipt requested, and addressed to the party at the address set forth in the Basic Lease Provisions or such other address as stated in any duly given notice hereunder. Any such notice if properly addressed and sent shall be deemed given upon the earliest to occur of: i) receipt; (ii) one day after confirmed facsimile transmission (where such notice is also sent by ordinary mail the same day) or delivery to an overnight courier; or (iii) three
(3) days after deposit in certified or registered United States Mail in accordance with this Section.

        12.4. HOLDING OVER. Should Tenant continue to occupy the Premises or any part thereof after the expiration or earlier termination of this Lease, whether with or against the consent of Landlord, such tenancy shall be month-to-month at a rent equal to 110% of the Basic Annual Rent in force and effect for the last month of the term expired or terminated.

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        12.5.  ATTORNEYS' FEES AND COSTS. In the event it shall become necessary for Landlord or Tenant at any time to institute or defend any legal action or proceedings of any nature for the enforcement of, or as regards this Lease, or any of the provisions hereof, or any of Landlord's or Tenant's statutory or common law rights, or to employ an attorney therefor, the non-prevailing party agrees to pay all court costs and Attorneys' Fees (as defined herein) of the prevailing party.

               The term "Attorneys' Fees" as used herein shall mean and include all costs, fees and charges of any attorney, legal assistant and paralegal, and shall include both outside counsel retained by Landlord or Tenant and in-house counsel for Landlord or Tenant or their respective affiliates and shall include, without limitation, expert witness payments and other court costs whether or not incurred in any judicial, bankruptcy or administrative proceeding or any appeal therefrom.

        12.6. CONSTRUCTION. All parties hereto have been represented by separate legal counsel. Thus, in all cases, the language herein shall be construed simply and in accordance with its fair meaning and not strictly for or against a party, regardless of which party prepared or caused the preparation of this Lease.

        12.7. SUCCESSION. This Lease shall be binding upon and shall inure to the benefit of the respective heirs, personal representatives, successors and permitted assigns of the parties.

        12.8. SEVERABILITY. If any term or provision of this Lease shall be determined by a Court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law. It is the intention of the parties that if any provision in this Lease is capable of two constructions, then the provision shall be interpreted to have the meaning which renders it valid.

        12.9. FORCE MAJEURE. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, court orders, acts of God, inability to obtain labor or materials or reasonable substitutes thereof, government restrictions, regulations or controls, hostile government action, civil commotion, fire or other casualty and other causes beyond the reasonable control of the party obligated to perform shall excuse the performance by such party for a period equal to any such prevention, delay or stoppage.

        12.10. RECORDING. Neither party may record this Lease or a memorandum of this Lease without the prior written consent of the other party.

        12.11. ARTICLE HEADING. The article headings, title and captions used in this Lease are for convenience only and are not part of this Lease.

        12.12. ENTIRE AGREEMENT. This Lease, the exhibits attached hereto and the documents referred to herein, which are hereby incorporated herein, contains the entire agreement between the parties as of the date of this Lease with respect to the lease of the Premises, and the execution hereof has not been induced by either party or any agent of either party, or by representations, promises, and undertakings not expressed herein. There are no collateral agreements, stipulations, covenants, promises, inducements or undertakings whatsoever between the parties concerning the subject matter of this Lease which are not expressly contained herein.

        12.13. NO BROKERS. Each party represents and warrants to the other party that no brokers, investment bankers or finders have been involved in the negotiation or execution of this Lease and no fees or other obligations are due and owing to any such person or firm.

        12.14. RENT DEFINED. All monetary obligations of Tenant to Landlord under the terms of this Lease are deemed to be rent.

        12.15. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

                                       14

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        12.16. CHOICE OF LAW. This Lease shall be governed by the laws of the
State in which the Premises are located. Any litigation between the parties hereto concerning this Lease shall be initiated in the district court in the county in which the Premises are located.

        12.17. SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

               (a) SUBORDINATION. Subject to the mortgagee, lender or other benefitted party agreeing in writing that as long as Tenant performs its obligations under the Lease, Tenant's rights hereunder shall be unaffected and its possession and use of the Premises undisturbed and no foreclosure, deed given in lieu of foreclosure, or sale under the Security Device and no steps or procedures taken under the Security Device shall affect Tenant's rights under the Lease, this Lease and any option granted hereby shall be automatically subject and subordinate to any mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed by Landlord upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof.

               (b) ATTORNMENT. Tenant agrees to attorn to a lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior landlord or with respect to events occurring prior to acquisition of ownership; (ii) be subject to any offsets or defenses which Tenant might have against any prior landlord; or (iii) be bound by prepayment of more than one (1) month's rent.

               (c) SELF-EXECUTING. The agreements contained in this Paragraph
12.17 shall be effective without the execution of any further documents; provided, however, that, upon written request from Landlord or a lender in connection with a sale, financing or refinancing of the Premises, Tenant and Landlord shall execute such further writings as may be reasonably required to separately document any such subordination or attornment as is provided for herein.

               (d) TENANT'S FINANCIAL STATEMENTS. If Landlord desires to finance, refinance, or sell the Premises, Tenant and all Guarantors of Tenant's performance hereunder, shall, to the extent not publicly available, deliver to any potential lender or potential purchaser designated by Landlord such financial statements of Tenant and such Guarantors (not to exceed the last three years) as may be reasonably required by such lender or purchaser provided that each such lender or purchaser execute a written agreement to hold such information in confidence and to use such information only for the purposes herein set forth.

        12.18. SECURITY MEASURES. Tenant hereby acknowledges that the rental payable to Landlord hereunder does not include the cost of guard or alarm service or other security measures, and that Landlord shall have no obligation whatsoever to provide same, Tenant assumes all responsibility for the security of the Premises, Tenant, its agents and invitees and their property from the acts of third parties.

        12.19. RESERVATIONS. Landlord reserves to itself the right, from time to time, to grant, without the consent or joinder of Tenant, such easements, rights and dedications that Landlord deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not interfere with the use of the Premises by Tenant. Tenant agrees to sign any documents reasonably requested by Landlord to effectuate any such easements, rights, dedications, maps or restrictions.

        12.20. LANDLORD'S LIABILITY. The term "Landlord" shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Landlord's title or interest in the Premises of this Lease, the prior Landlord shall be relieved of all liability with respect to the obligations and/or covenant under this Lease thereafter to be performed by Landlord; provided, however, nothing contained herein shall be construed to relieve Landlord of any obligation, covenant or liability that existed as of the time of any such transfer.

                                       15

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        12.21. AMENDMENTS. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made in accordance with this Lease to the base rent or other rent payable under this Lease. As long as they do not change Tenant's rights or obligations hereunder, Tenant agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional, insurance company, or pension plan lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

        12.22. LIMITATION ON LANDLORD LIABILITY. The term "Landlord" as used in this Lease shall mean only the owner or the Mortgagee or its trustees, as the case may be, then in possession of the Premises so that in the event of any transfer by Landlord of its interest in the Premises, the Landlord in possession immediately prior to such transfer shall be, and hereby is, entirely released and discharged from all covenants, obligations and liabilities of Landlord under this Lease accruing after such transfer. In consideration of the benefits accruing hereunder, Tenant, for itself, its successors and assigns, covenants an agrees that, in the event of any actual or alleged failure, breach or default hereunder by the Landlord, and notwithstanding anything to the contrary contained elsewhere in this Lease, the remedies of Tenant under this Lease shall be solely and exclusively limited to Landlord's interest in the Premises, and the rents, issues and profits thereof.

        12.23 AUTHORIZATION OF LANDLORD. Landlord has full authority to enter into and carry out the terms of this Lease. Without limiting the foregoing, the Landlord represents that Landlord's entering into this Lease and performing its obligations has been duly approved in accordance with Landlord's Operating Agreement and all other necessary procedures. The undersigned member of the Landlord has been duly authorized by the Landlord to execute this Lease.

        IN WITNESS WHEREOF, Landlord and Tenant have signed this Lease as of the day and year first above written.

LANDLORD:                                     TENANT:

JEA PROPERTY, LLC,                            DYNAMIC MATERIALS CORPORATION,
a Colorado limited liability company          a Delaware corporation



By:  /S/ RICHARD B. BELLOWS                   By:   /S/ JOSEPH ALLWEIN
     -------------------------------------          ----------------------------
     Richard B. Bellows, Managing Member            Joseph Allwein, President